SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 4, 2004

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MARCH 4, 2004

ITEM 5. OTHER EVENTS

     On March 4, 2004, WebMD Corporation issued a press release announcing that it has privately placed $100 million of Convertible Redeemable Exchangeable Preferred Stock with the PCG Corporate Partners Fund, a private equity fund managed by Pacific Corporate Group and principally backed by California Public Employees’ Retirement System (CalPERS). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the press release.

* * * *

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following exhibits are filed or furnished herewith:

99.1	Press Release issued by WebMD Corporation, dated March 4, 2004, announcing $100 million strategic investment in WebMD by PCG/CalPERS Fund

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: March 4, 2004	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated March 4, 2004, announcing $100 million strategic investment in WebMD by PCG/CalPERS Fund

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